INVESTOR PRESENTATION FOURTH QUARTER FISCAL YEAR 2020 © 2020 Matthews International Corporation. All Rights Reserved.

DISCLAIMER Any forward-looking statements contained in this presentation are included pursuant to the “safe harbor” provisions of the The Company believes that adjusted EBITDA provides relevant and useful information, which is used by the Company’s Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and management in assessing the performance of its business. Adjusted EBITDA is defined by the Company as earnings before uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute expectations. Although the Company believes that the expectations reflected in such forward-looking statements are directly to management’s evaluation of its operating results. These items include stock-based compensation, the non-service reasonable, no assurance can be given that such expectations will prove correct. Factors that could cause the Company's portion of pension and postretirement expense, acquisition costs, ERP integration costs, and strategic initiatives and other results to differ materially from the results discussed in such forward-looking statements principally include changes in domestic charges. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and or international economic conditions, changes in foreign currency exchange rates, changes in the cost of materials used in the financing charges and income taxes, and the effects of certain acquisition and ERP integration costs, and items that do not manufacture of the Company's products, changes in mortality and cremation rates, changes in product demand or pricing as a reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating result of consolidation in the industries in which the Company operates, changes in product demand or pricing as a result of performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure domestic or international competitive pressures, ability to achieve cost reduction objectives, unknown risks in connection with business performance. Adjusted EBITDA is not a measure of the Company's financial performance under GAAP and should the Company's acquisitions, cybersecurity concerns, effectiveness of the Company's internal controls, compliance with not be considered as an alternative to net income or other performance measures derived in accordance with GAAP, or as an domestic and foreign laws and regulations, technological factors beyond the Company's control, impact of pandemics or similar alternative to cash flow from operating activities as a measure of the Company's liquidity. The Company's definition of adjusted outbreaks, such as coronavirus disease 2019 ("COVID-19") or other disruptions to our industries, customers or supply chains, EBITDA may not be comparable to similarly titled measures used by other companies. and other factors described in the Company’s Annual Report on Form 10-K and other periodic filings with the U.S. Securities and Exchange Commission (“SEC”). The Company has also presented adjusted net income and adjusted earnings per share and believes each measure provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in The information contained in this presentation, including any financial data, is made as of September 30, 2020 unless otherwise assessing the performance of its business. Adjusted net income and adjusted earnings per share provides the Company with noted. The Company does not, and is not obligated to, update this information after the date of such information. Included in an understanding of the results from the primary operations of our business by excluding the effects of certain acquisition and this report are measures of financial performance that are not defined by generally accepted accounting principles in the United system-integration costs, and items that do not reflect the ordinary earnings of our operations. These measures provide States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary basis for purposes of business decision-making by removing the impact of certain items that management believes do not operations. Likewise, these measures may be useful to an investor in evaluating the underlying operating performance of the directly reflect the Company’s core operations including acquisition costs, ERP integration costs, strategic initiative and other Company’s business overall, as well as performance trends, on a consistent basis. charges (which includes non-recurring charges related to operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non-GAAP financial The Company has also presented net debt and believes that this measure provides relevant and useful information, which is measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial widely used by analysts and investors as well as by our management. This measure provide management with insight on the performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) indebtedness of the Company, net of cash and cash equivalents. This measure allows management, as well as analysts and permits investors to view performance using the same tools that management uses to budget, forecast, make operating and investors, to assess the Company’s leverage. strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP Lastly, the Company has presented free cash flow and free cash flow yield as supplemental measures of cash flow that are not financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to required by, or presented in accordance with, GAAP. Management believes that these measures provide relevant and useful those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the information, which is widely used by analysts and investors as well as by our management. These measures provide Company’s business that could not be obtained absent these disclosures. management with insight on the cash generated by operations, excluding capital expenditures. These measures allows management, as well as analysts and investors, to assess the Company’s ability to pursue growth and investment opportunities designed to increase Shareholder value. © 2020 Matthews International Corporation. All Rights Reserved. 2

ROOTED IN IDENTIFICATION PRODUCTS FOUNDED in 1850 TODAY • Marking Products • Industrial Technologies • Printing Plates • SGK Brand Solutions • Bronze Plaques • Memorialization © 2020 Matthews International Corporation. All Rights Reserved. 4

Fiscal 2020 SEGMENT SALES (% of Total ) Memorialization SGK Brand Solutions 44% 46% Industrial Technologies 10% © 2020 Matthews International Corporation. All Rights Reserved. 5

COVID-19 IMPACTS CRITICAL SUPPLIER IN MOST OF OUR BUSINESSES • Safeguarding our employees is top priority • Continuing operations as an essential supplier • Meeting demand with virtual information technology enabled environment - globally COMMERCIAL IMPACTS VARY • Memorialization: Higher casket volume; cemetery memorial products sales impacted by stay-at-home orders • SGK Brand Solutions: Relatively stable sales from consumer packaged goods clients; other businesses vary. • Industrial Technologies: Customer delays in warehouse automation but backlog remains strong; potential project deferrals CASH FLOW REMAINS STRONG • Reduced debt by $106M in Fiscal 2020 • YTD operating cash flow of $180.4 million, representing new annual Company record • Strict cash management © 2020 Matthews International Corporation. All Rights Reserved. 6

GLOBAL PRODUCTS AND SERVICES SALES ACROSS DIVERSE BUSINESSES (FY2020) ASIA- AMERICAS EUROPE PACIFIC / OTHER 70% 26% 4% ~11,000 EMPLOYEES | 6 CONTINENTS | OVER 25 COUNTRIES NASDAQ LISTED – 31.8M Shares outstanding as of September 30, 2020 © 2020 Matthews International Corporation. All Rights Reserved. 7

© 2020 Matthews International Corporation. All Rights Reserved.

CORE PACKAGING TO BRAND EXPERIENCE BRAND BRAND ASSETS, PACKAGING LAYOUT, COLOR CONTROL PRINTED PACKAGING CREATIVE & CLIENT & LEGAL PRODUCTION ART & & PRINT TOOLING SKU’s DESIGN INPUTS COLOR SEPARATION © 2020 Matthews International Corporation. All Rights Reserved. 9

TOOLING EXPERTISE TAKING IDEAS TO FINISHED PRODUCTS We are a leading global designer and supplier of rotary tools and services for printing, texturing and converting of packaging and other non- woven materials with new opportunities in energy storage. © 2020 Matthews International Corporation. All Rights Reserved. 10

SGK BRAND SOLUTIONS SERVICING GLOBAL AND REGIONAL CLIENTS FOOD/BEVERAGE GLOBAL PHARMA / GLOBAL OTHER CLIENTS HEALTHCARE RETAILER LEADING • Longstanding relationships with a CLIENTS CLIENTS BRANDS large, blue chip customer base consisting of many Fortune 100 and Fortune 500 companies • "Strategic" relationships rather than "vendor" relationships – more valued client engagement • Critical service provider in marketing execution of top worldwide brands, particularly where global consistency is highly valued 11 © 2020 Matthews International Corporation. All Rights Reserved. 11

© 2020 Matthews International Corporation. All Rights Reserved. © 2020 Matthews International Corporation. All Rights Reserved.

PRODUCTS Cremation and Incineration Cemetery Products Funeral Home Products Equipment Market Position (U.S.) Bronze Memorials - #1 Caskets - #2 Cremation Equipment - #1 Granite Memorials - #1 Core Geographies North America, Italy, Australia United States Global © 2020 Matthews International Corporation. All Rights Reserved. 13

OUR MARKET Product Markets* Casketed Deaths vs. Total Deaths* * * Full-service provider – leading position across key Relatively stable demand driven by predictable trends: product markets increased deaths and rising cremation rates Customer base consolidating but still fragmented *Company 2018 estimates. Data compiled from CDC, US Census Bureau, Industry reports and internal projections. © 2020 Matthews International Corporation. All Rights Reserved. 14

© 2020 Matthews International Corporation. All Rights Reserved.

PRODUCT IDENTIFICATION Matthews A Market Leader New Market Opportunity Drop on Demand 28% Continuous Inkjet 46% New Technology Print & Apply 11% Laser 15% Limited Offering Improved Reliability + 75% lower cost of Source: Technavio Report (May 2017) ownership + Reduced downtime © 2020 Matthews International Corporation. All Rights Reserved. 16

WAREHOUSE AUTOMATION AND APPLIED TECHNOLOGIES Autonomous Vehicle Navigation Industrial’s Pyramid unit introduced Industrial’s Pick-to-Light Systems Multiple integrated distribution and The market looks to Matthews as a trail a new warehouse execution solution, utilizing light indicators for sorting fulfillment systems (including laser- blazer for applying robotics in fulfillment Continuous Intelligent Operations to and control of merchandise. based identification and dimensioning and distribution applications. enhance automated distribution technologies) communicate in a operations — from warehouse to identify and route items and receiving to shipping. parcels through the facility and out to a customer. © 2020 Matthews International Corporation. All Rights Reserved. 17

© 2020 Matthews International Corporation. All Rights Reserved.

VALUE CREATION ORGANIC • Leverage existing capability in new markets • Cost structure improvements • Expand geographic reach ACQUISITIONS • Support segment business plans; fill product / geographic gaps • Leverage existing operating infrastructure • Achieve long-term annual return (EBITDA) on invested capital of at least 14% SHARE REPURCHASES • Opportunistic • Repurchase in periods of excess cash flow • Current remaining authorization: 0.5 million shares © 2020 Matthews International Corporation. All Rights Reserved. 19

CONSOLIDATED RESULTS (Dollars in thousands, Fiscal Year Ended September 30, except per share data) 2018 2019 2020 Consolidated Sales $ 1,602,580 $ 1,537,276 $ 1,498,306 Net Income (Loss) Attributable to Matthews $ 107,371 $ (37,988) $ (87,155) Total Adjusted EBITDA(1) $ 255,114 $ 220,872 $ 203,080 Diluted E(L)PS $ 3.37 $ (1.21) $ (2.79) Non-GAAP Adjusted EPS(2) $ 3.96 $ 3.31 $ 3.01 Note: See Disclaimer (Page 2) for Management’s assessment of supplemental information related to total adjusted EBITDA and non-GAAP adjusted EPS. (1) Total adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management's evaluation of its operating results. See reconciliation at Appendix A. (2) Non-GAAP adjusted EPS reflects certain adjustments to facilitate comparability and excludes intangible amortization and the non- service cost portion of pension/post-retirement expense. See reconciliation at Appendix B. © 2020 Matthews International Corporation. All Rights Reserved. 20

SEGMENT OPERATING RESULTS Fiscal Year Ended September 30, (Dollars in thousands) 2018 2019 2020 Sales: SGK Brand Solutions $ 805,274 $ 743,869 $ 693,093 Memorialization 631,392 636,892 656,035 Industrial Technologies 165,914 156,515 149,178 Consolidated Sales $ 1,602,580 $ 1,537,276 $ 1,498,306 Adjusted EBITDA: SGK Brand Solutions $ 150,233 $ 119,493 $ 90,644 Memorialization 145,487 134,286 146,285 Industrial Technologies 25,864 24,082 22,753 Corporate and Non-Operating (66,470) (56,989) (56,602) Total Adjusted EBITDA(1) $ 255,114 $ 220,872 $ 203,080 Note: See Disclaimer (Page 2) for Management’s assessment of supplemental information related to total adjusted EBITDA. (1) Total adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management's evaluation of its operating results. See reconciliation at Appendix A. © 2020 Matthews International Corporation. All Rights Reserved. 21

FREE CASH FLOW YIELD Fiscal Year Ended September 30, (Dollars in thousands) 2018 2019 2020 Cash Provided from Operating Activities $ 147,574 $ 131,083 $ 180,447 Less: Capital Expenditures (43,200) (37,688) (34,849) Free Cash Flow $ 104,374 $ 93,395 $ 145,598 Market Capitalization 1,608,551 1,109,112 710,860 Free Cash Flow Yield 6.49% 8.42% 20.48 % Note: See Disclaimer (Page 2) for Management’s assessment of supplemental information related to free cash flow and free cash flow yield. © 2020 Matthews International Corporation. All Rights Reserved. 22

EARNINGS PER SHARE (EPS) Diluted E(L)PS Non-GAAP Adjusted EPS(1) $3.96 $4.00 $4.00 $3.37 $3.60 $3.50 $3.38 $3.31 $2.28 $2.03 $3.01 $2.00 $3.00 $2.50 $0.00 $2.00 $1.50 $-1.21 $-2.00 $1.00 $-2.79 $0.50 $-4.00 $0.00 2016 2017 2018 2019 2020 2016 2017 2018 2019 2020 Note: See Disclaimer (Page 2) for Management’s assessment of supplemental information related to non-GAAP adjusted EPS. (1) Non-GAAP adjusted EPS reflects certain adjustments to facilitate comparability and excludes intangible amortization and the non-service cost portion of pension/post-retirement expense. See reconciliation at Appendix B. © 2020 Matthews International Corporation. All Rights Reserved. 23

SALES AND TOTAL ADJUSTED EBITDA (Dollars in millions) (1) Consolidated Sales Total Adjusted EBITDA $1,800.0 $300.0 $1,602.6 $255.1 $1,600.0 $1,515.6 $1,537.3 $1,498.3 $1,480.5 $250.0 $239.6 $238.7 $1,400.0 $220.9 $203.1 $1,200.0 $200.0 $1,000.0 $150.0 $800.0 $600.0 $100.0 $400.0 $50.0 $200.0 $0.0 $0.0 2016 2017 2018 2019 2020 2016 2017 2018 2019 2020 Note: See Disclaimer (Page 2) for Management’s assessment of supplemental information related to total adjusted EBITDA. (1) Total adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management's evaluation of its operating results. See reconciliation at Appendix A. © 2020 Matthews International Corporation. All Rights Reserved. 24

COMMON STOCK PRICE $70.00 $62.25 $60.76 $60.00 $50.15 $50.00 $48.97 $43.89 $40.00 $38.08 $35.36 $35.39 $30.73 $29.82 $30.00 $22.36 $20.00 $10.00 $0.00 9/30/2010 9/30/2011 9/30/2012 9/30/2013 9/30/2014 9/30/2015 9/30/2016 9/30/2017 9/30/2018 9/30/2019 9/30/2020 Note: Stock price obtained from NASDAQ for each respective month-end period. © 2020 Matthews International Corporation. All Rights Reserved. 25

CAPITAL ALLOCATION PRIORITIES Debt Reduction • Significant reduction in debt of $106M in FY 2020 • Continued near-term focus of cash flow on debt reduction Total Debt and Net Debt* (in millions) Cash Dividend • $0.21 per share for FY2020 $960.6 $919.0 $940.7 $905.4 • $0.215 per share for FY2021 $834.5 $793.2 Invest in Growth • Capital investment of ~ 2.5% of revenue Acquisitions • Extend capabilities in existing businesses • Geographic expansion 09/30/18 09/30/19 09/30/20 Share Repurchases Total Debt Net Debt • Opportunistic repurchase in periods of excess cash flow • 0.5 million shares authorized * See Appendix D for Net Debt reconciliation and Disclaimer (page 2) for Management’s assessment of supplemental information related to net debt. © 2020 Matthews International Corporation. All Rights Reserved. 26

INSTITUTIONAL SHAREHOLDERS Shares September 30, 2020 BlackRock, Inc. 4,983,330 The Vanguard Group, Inc. 2,984,276 Dimensional Fund Advisors, L.P. 1,693,085 Aristotle Capital Boston, LLC 1,179,688 Russell Investments Group, Ltd. 1,144,777 State Street Corporation 999,329 Gamco Investors, Inc. et al 876,757 Ameriprise Financial, Inc. 612,609 Phoenix Holdings Ltd. 598,610 Palisade Capital Management LLC/NJ 471,235 Top Ten Institutions 15,543,696 48.8 % of outstanding shares Remaining Institutions 10,082,326 Total Institutional Ownership 25,626,022 80.5 % of outstanding shares Note: Institutional share information obtained from Nasdaq as of November 17, 2020 © 2020 Matthews International Corporation. All Rights Reserved. 27

TOTAL ADJUSTED EBITDA

NON-GAAP RECONCILIATION (Unaudited)

APPENDIX A

(In thousands, except per share data)

	Fiscal Year Ended September 30, 2018	2019	2020
Net income (loss)	$ **107,111**	$ **(38,889)**	$ **(87,652)**
Income tax (benefit) provision	(9,118)	806	(18,685)
Income (loss) before income taxes	**97,993**	**(38,083)**	**(106,337)**
Net losses attributable to noncontrolling interests	260	901	497
Interest expense	37,427	40,962	34,885
Depreciation and amortization	76,974	90,793	119,058
Acquisition costs (1)	10,918	10,872	3,844
ERP integration costs (2)	10,864	7,508	2,296
Strategic initiatives and other charges (3)	5,266	13,449	33,799
Legal matter reserve (4)	—	—	10,566
Non-recurring / incremental COVID-19 costs (5)	—	—	4,655
Goodwill write-downs (6)	—	77,572	90,408
Net realized losses (gains) on divestitures and asset dispositions:			
Loss (gain) on sale of ownership interests in subsidiaries (7)	—	6,469	(11,208)
Realized (gain) loss on cost-method investments (8)	(3,771)	4,731	—
Net gains from the sale of buildings and vacant properties (9)	—	(7,347)	—
Joint Venture depreciation, amortization, interest expense and other charges (10)	—	1,514	4,732
Stock-based compensation	13,460	7,729	8,096
Non-service pension and postretirement expense (11)	5,723	3,802	7,789
Total Adjusted EBITDA	$ **255,114**	$ **220,872**	$ **203,080**

(1) Includes certain non-recurring costs associated with recent acquisition activities.

(2) Represents costs associated with global ERP system integration efforts.

(3) Includes certain non-recurring costs primarily associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels.

(4) Represents a reserve established for a legal matter involving a letter of credit for a customer in Saudi Arabia within the Memorialization segment.

(5) Includes certain non-recurring direct incremental costs (such as costs for purchases of computer peripherals and devices to facilitate working-from-home, additional personal protective equipment and cleaning supplies and services, etc.) incurred in response to COVID-19. This amount does not include the impact of any lost sales or underutilization due to COVID-19.

(6) Represents goodwill write-downs within the SGK Brand Solutions segment.

(7) Represents the loss (gain) on the sale of ownership interests in subsidiaries within the Memorialization segment.

(8) Includes gains/losses related to cost-method investments, and related assets, within the SGK Brand Solutions and Memorialization segments.

(9) Includes significant building and vacant property transactions resulting in a gain of $8.7 million within the Industrial Technologies segment and losses of $0.9 million and $0.4 million within the SGK Brand Solutions and Memorialization segments, respectively.

(10) Represents the Company's portion of depreciation, intangible amortization, interest expense, and other non-recurring charges incurred by non-consolidated subsidiaries accounted for as equity-method investments within the Memorialization segment.

(11) Non-service pension and postretirement expense includes interest cost, expected return on plan assets and amortization of actuarial gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

** See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted EBITDA.*

Matthews INTERNATIONAL

© 2020 Matthews International Corporation. All Rights Reserved.

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ADJUSTED NET INCOME AND EARNINGS PER SHARE

NON-GAAP RECONCILIATION (Unaudited)

APPENDIX B

(In thousands, except per share data)

	Fiscal Year Ended September 30, 2018		2018 per share	2019		2019 per share	2020		2020 per share
Net income (loss) attributable to Matthews	$	107,371	$ 3.37	$	(37,988)	$ (1.21)	$	(87,155)	$ (2.79)
Acquisition costs [1]		8,129	0.26		8,371	0.27		2,883	0.09
ERP integration costs [2]**		8,039	0.25		5,781	0.18		1,721	0.06
Strategic initiatives and other charges [3]		3,897	0.13		10,591	0.34		25,485	0.81
Legal matter reserve [4]		—	—		—	—		7,924	0.25
Non-recurring / incremental COVID-19 costs [5]		—	—		—	—		3,491	0.11
Goodwill write-downs [6]		—	—		76,316	2.42		81,861	2.63
Net realized (gains) losses on divestitures and asset dispositions [7]		(2,791)	(0.09)		3,232	0.10		(8,406)	(0.27)
Joint Venture depreciation, amortization and interest expense [8]		—	—		266	0.01		2,433	0.08
Non-service pension and postretirement expense [9]		4,235	0.13		2,927	0.09		5,842	0.19
Intangible amortization expense		23,356	0.73		35,232	1.12		53,636	1.72
Tax-related [10]		(25,967)	(0.82)		(300)	(0.01)		4,175	0.13
Adjusted net income	$	126,269	$ 3.96	$	104,428	$ 3.31	$	93,890	$ 3.01

Note: Adjustments to net income for non-GAAP reconciling items were calculated using an income tax rate of 25%, 23.0%, and 26.0% for the fiscal years ended September 30, 2020, 2019, and 2018, respectively.

[1] Includes certain non-recurring costs associated with recent acquisition activities.

[2] Represents costs associated with global ERP system integration efforts.

[3] Includes certain non-recurring costs primarily associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels.

[4] Represents a reserve established for a legal matter involving a letter of credit for a customer in Saudi Arabia within the Memorialization segment.

[5] Includes certain non-recurring direct incremental costs (such as costs for purchases of computer peripherals and devices to facilitate working-from-home, additional personal protective equipment and cleaning supplies and services, etc.) incurred in response to COVID-19. This amount does not include the impact of any lost sales or underutilization due to COVID-19.

[6] Represents goodwill write-downs within the SGK Brand Solutions segment.

[7] Includes pre-tax loss on divestitures of $6,469 within the Memorialization segment for the fiscal year ended September 30, 2019; net pre-tax gains from sale of buildings and vacant properties of $7,347 for the fiscal year ended September 30, 2019; pre-tax realized loss and gain of $4,731 for the fiscal year ended September 30, 2019 and $3,771 for the fiscal year ended September 30, 2018, respectively; and pre-tax realized gain of $11,208 on sale of ownership interests in a subsidiary within the Memorialization segment for the fiscal year ended September 30, 2020.

[8] Represents the Company's portion of depreciation, intangible amortization, interest expense, and other non-recurring charges incurred by non-consolidated subsidiaries accounted for as equity-method investments within the Memorialization segment.

[9] Non-service pension and postretirement expense includes interest cost, expected return on plan assets and amortization of actuarial gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or

[10] The tax-related adjustments in fiscal 2018 consisted of income tax regulation changes which included an estimated favorable tax benefit of approximately $37,800 for the reduction in the Company's net deferred tax liability principally reflecting the lower U.S. Federal tax rate, offset partially by an estimated repatriation transition tax charge and other charges of approximately $11,000, for the fiscal year ended September 30, 2018. Fiscal 2020 balance represents tax-related items incurred in connection with goodwill write-downs.

** See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted net income and adjusted EPS.*

Matthews INTERNATIONAL

© 2020 Matthews International Corporation. All Rights Reserved.

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ADDITIONAL SEGMENT INFORMATION SUPPLEMENTAL ASSET DATA APPENDIX C (Dollars in thousands) (unaudited) Industrial Corporate and SGK Brand Solutions Memorialization Technologies Non-Operating Total Fiscal 2020 Operating assets (1) $ 372,804 $ 256,946 $ 50,486 $ 26,838 $ 707,074 Intangible assets, net 522,114 456,224 120,548 — 1,098,886 Other 119,179 66,716 21,914 58,864 266,673 Total assets $ 1,014,097 $ 779,886 $ 192,948 $ 85,702 $ 2,072,633 Fiscal 2019 Operating assets (1) $ 397,544 $ 263,685 $ 53,133 $ 22,110 $ 736,472 Intangible assets, net 664,168 459,423 123,865 — 1,247,456 Other 44,564 107,269 14,535 40,307 206,675 Total assets $ 1,106,276 $ 830,377 $ 191,533 $ 62,417 $ 2,190,603 Fiscal 2018 Operating assets (1) $ 408,167 $ 265,352 $ 64,655 $ 26,515 $ 764,689 Intangible assets, net 785,155 479,450 128,199 — 1,392,804 Other 91,731 69,998 4,001 34,521 200,251 Total assets $ 1,285,053 $ 814,800 $ 196,855 $ 61,036 $ 2,357,744 (1) Operating assets include accounts receivable, inventories and property, plant and equipment. © 2020 Matthews International Corporation. All Rights Reserved. 31

NET DEBT NON-GAAP RECONCILIATION (Unaudited) APPENDIX D (Dollars in thousands) Fiscal Year Ended September 30, (unaudited) 2018 2019 2020 Long-term debt, current maturities $ 31,260 $ 42,503 $ 26,824 Long-term debt 929,342 898,194 807,710 Total debt 960,602 940,697 834,534 Less: Cash and cash equivalents (41,572) (35,302) (41,334) Net Debt $ 919,030 $ 905,395 $ 793,200 * See Disclaimer (page 2) for Management’s assessment of supplemental information related to net debt. © 2020 Matthews International Corporation. All Rights Reserved. 32